Supplement dated December 16, 2013 to the Prospectus dated May 1, 2013 for the policies issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2013, as supplemented. Please retain it for future reference.

Liquidation of the Pacific Select Fund Cash Management Portfolio

On December 11, 2013, the Pacific Select Fund Board of Trustees approved the liquidation of the Cash Management Portfolio and the submission of a plan of substitution (“Plan of Substitution”) for vote by affected Policy Owners. The Plan of Substitution, if approved, will allow the substitution of the Cash Management Portfolio with the Fidelity VIP Money Market Portfolio – Service Class (“Fidelity Portfolio”). If the Plan of Substitution is approved, we anticipate that the proposed liquidation and substitution will occur on or about April 30, 2014 (the “Liquidation Date”).

On the Liquidation Date, any Accumulated Value that remains allocated to the Cash Management Variable Account after the close of business will be transferred to the Variable Account corresponding to the Fidelity Portfolio (the “Fidelity Variable Account”). Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Cash Management Portfolio and Fidelity Portfolio, as of the close of business on the Liquidation Date. You will not incur any tax liability because of the substitution and your Accumulated Value immediately before the substitution will be equal to your Accumulated Value immediately after the substitution. The substitution transactions will not be treated as transfers that count toward the number of free transfers that may be made in a given Policy Year.

You will have 30 calendar days before and 30 calendar days after the Liquidation Date (the “free transfer period”) to transfer out of the affected Variable Accounts. On any Business Day during the free transfer period, you may make one transfer out of the Cash Management Variable Account before the Liquidation Date or you may make one transfer out of the Fidelity Variable Account after the Liquidation Date without the transfer counting towards the transfer limitations described in your Prospectus. However, any Variable Account into which you make your transfer will be subject to the transfer limitations described in your Prospectus.

After the Liquidation Date, the Cash Management Variable Account will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Cash Management Variable Account will be deemed an instruction for the Fidelity Variable Account. This includes, but is not limited to, instructions for premium payment allocations, withdrawals and transfer instructions (including instructions under any systematic transfer option).

Please work with your insurance producer to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

On February 3, 2014, the following Investment Option will be available:

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER
Fidelity VIP Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.

For more information on the new Fund portfolio, including a discussion of the investment techniques, charges and expenses, and risks associated with each of the portfolio’s investments, see the Fund’s prospectus. You can obtain a Fund prospectus by contacting your financial advisor or online at www.PacificLife.com.

The fifth paragraph under the YOUR INVESTMENT OPTIONS section is deleted and replaced with the following:

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Form No. 85-41645-00